Execution Copy

MEMORANDUM

TO:	Dean J. Douglas

FROM:	Stock Plan Administration

DATE:	October 4, 2005

SUBJECT:	Stock Option Grant

Pursuant to the terms of the Amended and Restated Equity Incentive Plan (the “Plan”) of LCC International, Inc. (the “Company”), you have been granted options to purchase five hundred thousand (500,000) shares of the Company’s Class “A” Common Stock. Your options were granted by the Board of Directors on October 4, 2005 (the “Grant Date”), and the exercise price is $2.491 per share, the fair market value of the underlying Class “A” Common Stock on the Grant Date.

Your options are subject to the Plan and Stock Option Agreement Terms and Conditions (the “Option Terms and Conditions”) adopted by the Board. The Option Terms and Conditions are attached hereto and the Plan Prospectus and the Plan are available on the intranet at link.lcc.com, and the terms of both the Plan and the Option Terms and Conditions are incorporated by reference herein.

Your options vest as follows:

Percentage Vesting	20 Day Average Closing Price Per Share

First 25%	$4.00

Next 25%	$5.75

Next 25%	$7.25

Final 25%	$9.00

Your options will vest in pro rata increments based on the 20 day average closing price per share within the share price bands, provided that in no event (other than as set forth in clauses (a), (c) and (d) below) shall options held by you vest with respect to more than one third (1/3rd) of the shares of Class “A” Common Stock subject to this grant in any single calendar year. To the extent that, solely as a result of the proviso of the foregoing sentence, options with respect a number of shares do not vest in a particular calendar year, such options shall vest on January 1 of the immediately following calendar year. Price per share will be adjusted for stock splits.

Your options will terminate automatically and without notice (i) if you do not commence service with the Company as an employee within ninety (90) of the Grant Date, (ii) if your employment is terminated by the Company for Cause (as defined in your employment agreement with the Company dated the date hereof, as amended from time to time (the “Employment Agreement”)), or (iii) thirty (30) days after you no longer are serving as an employee or a director of the Company, except as follows:

(a) If your employment is terminated by reason of your death or Disability (as defined in the Plan), your options shall become 100% vested on the date of such termination and shall remain exercisable for a period of twelve (12) months following your termination date.

(b) other than in connection with a Change in Control (as defined in the Non-Incentive Stock Option Terms and Conditions) as set forth in subsections (c) and (d) below, if your employment is terminated by the Company other than for Cause or by you for Good Reason (as defined in the Employment Agreement), your options will remain exercisable with respect to the vested portion of the options as of the date of your termination for a period of eighteen (18) months.

(c) in the event of Change in Control within eighteen (18) months following the grant date, and your options have not otherwise become vested to a greater extent, your options shall become vested as to 50% of the total amount thereof.

(d) if your employment is terminated, within three (3) months prior to or within eighteen (18) months after a Change in Control, by the Company other than for Cause or by you for Good Reason, your options shall become 100% vested on the date of such termination and shall remain exercisable for a period of twenty-four (24) months following your termination date.

You have the right to accept or decline the options granted to you. Please indicate your decision by checking the ACCEPT or DECLINE box below, and sign and return this form within 30 days to “Stock Plan Administration” at the Company’s corporate headquarters in McLean. Your acceptance means that you acknowledge having reviewed, and that you agree to be bound by, the terms of the Plan, the Option Terms and Conditions and this letter.

ACCEPT X

DECLINE

In addition to the foregoing, the Company hereby requests that you consent to delivery to you of all prospectuses and other documents required to be delivered to you by the Company in connection with the Plan and any options granted to you under the Plan
(whether in the past, at present or in the future) under applicable securities laws by posting such prospectuses and other documents on the Company Intranet under Investor Relations/Option Plans. You may revoke this consent at any time by notifying the Company in writing. The Company still has the right to deliver such prospectuses or other documents to you in any other manner permitted under applicable law. Moreover, you may obtain a paper copy of such prospectuses or other documents by contacting the Company’s Human Resources Department. Please indicate your decision by checking the CONSENT or DO NOT CONSENT box below.

CONSENT X

DO NOT CONSENT

If you have any questions regarding the foregoing, please contact LCC Stock Administration representative Brady Kavulic at 703.873.2691.

Director/Optionee:

Dean J. Douglas
Print Name

/s/ Dean J. Douglas	October 4, 2005

Signature	Date

Address:

108 Village SQ #407
Somers, NY 10589

LCC INTERNATIONAL, INC.

AMENDED AND RESTATED EQUITY INCENTIVE PLAN

NON-INCENTIVE STOCK OPTION AGREEMENT

TERMS AND CONDITIONS

October 4, 2005

Grant of Option	Subject to the terms of the Plan,
the Company hereby grants to you
the right and option (the
“Option”) to purchase from the
Company, on the terms and subject
to the conditions set forth in
the Plan and in this Stock Option
Agreement, the number of shares
of Stock set forth in the Grant
Letter. This Option shall not
constitute an incentive stock
option within the meaning of
Section 422 of the Internal
Revenue Code of 1986, as amended
(the “Code”). The date of grant
of this Option is the date set
forth as the Date of Grant in the
Grant Letter, and is the date on
which the grant of the Option was
approved by the Compensation and
Stock Option Committee of the
Board of Directors of the Company
(the “Committee”).

Terms of Plan	The Option granted pursuant to
this Stock Option Agreement is
granted subject to the terms and
conditions set forth in the Plan.
All terms and conditions of the
Plan are hereby incorporated into
this Stock Option Agreement by
reference and shall be deemed to
be part of this Stock Option
Agreement, without regard to
whether such terms and conditions
are not otherwise set forth in
this Stock Option Agreement. To
the extent any capitalized words
used in this Stock Option
Agreement are not defined, they
shall have the definitions stated
for them in the Plan. In the
event that there is any
inconsistency between the
provisions of this Stock Option
Agreement and of the Plan, the
provisions of the Plan shall
govern.

Vesting	Your Option grant shall vest
based on the vesting schedule set
forth in your Grant Letter;
provided, that, you remain in
Service on the relevant vesting
dates. If your Service
terminates for any reason other
than a circumstance in which you
vest pursuant to the terms of
your Grant Letter, your will
forfeit all Options in which you
have not yet become vested.

Option Price	The purchase price (the “Option Price”) for each share subject to the Option is the exercise price set forth in the Grant Letter.

Term	The Option shall terminate and
all rights to purchase the shares
thereunder shall cease upon the
expiration of ten years after the
Grant Date, unless terminated
earlier pursuant to another
provision of this Stock Option
Agreement.

Option Period	You may exercise the Option
(subject to the limitations on
exercise set forth in this Stock
Option Agreement and in the
Plan), to the extent the Option
is vested and has not terminated.
Any limitation on the exercise
of an Option may be rescinded,
modified or waived by the
Committee, in its sole
discretion, at any time and from
time to time after the Grant Date
of the Option, so as to
accelerate the time at which the
Option may be exercised.

Limitation on Exercise of Options	Notwithstanding the foregoing
Sections, in no event may the
Option be exercised: (i) in whole
or in part, after ten years
following the Grant Date, (ii)
following termination of
employment or other relationship
for Cause (as defined in the
Plan), or (iii) following
termination of employment or
other relationship except as
provided in the Grant Letter and
this Stock Option Agreement.

Method of Exercise	The Option may be exercised to
the extent that shares have
become exercisable hereunder by
delivery to the Company on any
business day, at its principal
office addressed to the attention
of the Committee, of written
notice of exercise, which notice
shall specify the number of
shares for which the Option is
being exercised, and shall be
accompanied by payment in full of
the Option Price of the shares
for which the Option is being
exercised. Payment of the Option
Price for the shares of Stock
purchased pursuant to the
exercise of the Option shall be
made: (i) in cash or by
certified check payable to the
order of the Company; (ii)
through the tender to the Company
of shares of Stock, which shares
shall be valued, for purposes of
determining the extent to which
the Option Price has been paid
thereby, at their Fair Market
Value on the date of exercise; or
(iii) by a combination of the
methods described above. Payment
in full of the Option Price need
not accompany the written notice
of exercise provided the notice
directs that the Stock
certificate or certificates for
the shares for which the Option
is exercised be delivered to a
licensed broker acceptable to the
Company as the agent for the
individual exercising the Option
and, at the time such Stock
certificate or certificates are
delivered, the broker tenders to
the Company cash (or cash
equivalents acceptable to the
Company) equal to the Option
Price plus the amount (if any) of
federal and/or other taxes which
the Company may, in its judgment,
be required to withhold with
respect to the exercise of the
Option. An attempt to exercise

any Option granted hereunder
other than as set forth above
shall be invalid and of no force
and effect. Promptly after the
exercise of an Option and the
payment in full of the Option
Price of the shares of Stock
covered thereby, you shall be
entitled to the issuance of a
Stock certificate or certificates
evidencing such individual’s
ownership of such shares. An
individual holding or exercising
the Option shall have none of the
rights of a stockholder until the
shares of Stock covered thereby
are fully paid and issued to such
individual and, except as
provided in this Stock Option
Agreement or the Plan, no
adjustment shall be made for
dividends or other rights for
which the record date is prior to
the date of such issuance.

Transferability	During your lifetime, only you
(or, in the event of your legal
incapacity or incompetency, your
guardian or legal representative)
may exercise the Option. You may
not transfer or assign this
Option. For instance, you may
not sell this Option or use it as
security for a loan. If you
attempt to do any of these
things, this Option will
immediately become invalid. You
may, however, dispose of this
Option in your will or this
Option may be transferred upon
your death by the laws of descent
and distribution. In addition,
you may transfer this Option in
accordance with Section 8.10 of
the Plan subject to the terms and
conditions contained in this
Agreement (including the vesting
conditions) by gift to one or
more or your Family Members or to
any other entity referred to in
Section 8.10 in which Family
Members (or you) own more than
50% of the voting interests.
Except to the extent you have
transferred your Option to a
Family Member or an entity
controlled by you or Family
Members in accordance with the
preceding paragraph, regardless
of any marital property
settlement agreement, the Company
is not obligated to honor a
notice of exercise from your
spouse, nor is the Company
obligated to recognize your
spouse’s interest in your Option
in any other way.

Requirements of Law	The Company shall not be required
to sell or issue any securities
under the Option if the sale or
issuance of such securities would
constitute a violation by you,
the individual exercising the
Option, or the Company of any
provisions of any law or
regulation of any governmental
authority, including without
limitation any federal or state
securities laws or regulations.
If at any time the Company shall
determine, in its discretion,
that the listing, registration or
qualification of any securities
subject to the Option upon any
securities exchange or under any
governmental regulatory body is
necessary or desirable as a
condition of, or in connection
with, the issuance or purchase of
securities hereunder, the Option
may not be exercised in whole or
in part unless such listing,
registration, qualification,
consent or approval shall have
been effected or obtained free of
any conditions not acceptable to
the Company, and any delay caused
thereby shall in no way affect
the date of termination of the
Option. Specifically in
connection with the Securties Act
of 1933, as amended (the “1933
Act”), upon the exercise of the
Option, unless a registration
statement under such act is in
effect with respect to the
securities covered by the Option,
the Company shall not be required
to sell or issue such securities
unless the Committee has received
evidence satisfactory to it that
the holder of such Option may
acquire such securities pursuant
to an exemption from registration
under such act. Any
determination in this connection
by the Committee shall be final,
binding, and conclusive. The
Company may, but shall in no

event be obliga	ted to, register
any securities covered hereby
pursuant to the 1933 Act. The
Company shall not be obligated to
take any affirmative action in
order to cause the exercise of
the Option or the issuance of
securities pursuant thereto to
comply with any law or regulation
of any governmental authority.
As to any jurisdiction that
expressly imposes the requirement
that the Option shall not be
exercisable until the securities
covered by such Option are
registered or are exempt from
registration, the exercise of
such Option (under circumstances
in which the laws of such
jurisdiction apply) shall be
deemed conditioned upon the
effectiveness of such
registration or the availability
of such an exemption

Withholding Taxes	You agree, as a condition of this
grant, that you will make
acceptable arrangements to pay
any withholding or other taxes
that may be due as a result of
the exercise of your Option or
your acquisition of Stock under
this grant. In the event that
the Company determines that any
federal, state, local or foreign
tax or withholding payment is
required relating to this grant,
the Company will have the right
to: (i) require that you arrange
such payments to the Company,
(ii) withhold such amounts from
other payments due to you from
the Company or any Affiliate, or
(iii) withhold such amounts from
shares of Stock to be transferred
under this Stock Option Agreement
in an amount equal to the
withholding or other taxes due.

Retention Rights	This Agreement does not give you the right to be retained or employed by the Company (or any Affiliates) in any capacity.

Shareholder Rights	You do not have any of the rights of a shareholder with respect to the shares of Stock subject to this grant unless and until the Stock relating to the Option has been delivered to you.

Adjustments	In the event of a stock split, a
stock dividend or a similar
change in the Company stock, the
number of shares covered by this
grant will be adjusted (and
rounded down to the nearest whole
number) in accordance with the
terms of the Plan.

Applicable Law	This Agreement will be
interpreted and enforced under
the laws of the State of
Delaware, other than any
conflicts or choice of law rule
or principle that might otherwise
refer construction or
interpretation of this Agreement
to the substantive law of another
jurisdiction.

Forfeiture of Rights	The Company at any time shall
have the right to cause a
forfeiture of your rights under
this grant with respect to your
unexercised options (vested and
unvested) in the event you
violate Section 6 of the
Employment Agreement.

Consent to Electronic Delivery	The Company may choose to deliver
certain statutory materials
relating to the Plan in
electronic form. By accepting
this grant you agree that the
Company may deliver the Plan
prospectus and the Company’s
annual report to you in an
electronic format. If at any
time you would prefer to receive
paper copies of these documents,
as you are entitled to receive,
the Company would be pleased to
provide copies. Please contact
the Corporate Secretary to
request paper copies of these
documents.

Change in Control	Change in Control shall be deemed to occur upon the consummation of any of the following transactions:
1. the sale of all or
substantially all of the assets
of the Company to another person
or entity;
2. a merger, consolidation or
reorganization of the Company
with one or more other persons or
entities where the Company is not
the surviving entity unless all
or substantially all of the
individuals and entities who were
the beneficial owners,
respectively, of the combined
voting power of all classes of
stock of the Company, immediately
prior to such transaction
beneficially own, directly or
indirectly, more than 50% of the
combined voting power of all
class of stock of the entity
resulting from such transaction
(including, without limitation, a
corporation which as a result of
such transaction owns the Company
or all or substantially all of
the Company’s assets either
directly or through one or more
subsidiaries) in substantially
the same proportions as their
ownership, immediately prior to
such transaction; or
3. a merger, acquisition or
other transaction in which the
Company is the surviving
corporation that results in any
person or entity (other than
persons who are holders of 5% or
more of the stock of the Company
at the time the transaction is
approved by the shareholders and
other than any Affiliate)
acquiring beneficial ownership of
more than 50% of the combined
voting power of all classes of
stock of the Company, excluding
any change in voting control
arising as a result of the
conversion of Class “B” common
stock of the Company to Class “A”

common stock of the C	ompany or
any distribution by RF Investors,
L.L.C. to any of its direct or
indirect owners, investors or
their respective affiliates
(within the meaning of Rule 405
of Regulation C under the 1933
Act).

The Plan	The text of the Plan is
incorporated in this Agreement by
reference. This Agreement and
the Plan constitute the entire
understanding between you and the
Company regarding this grant of
Stock Options. Any prior
agreements, commitments or
negotiations concerning this
grant are superseded. The Plan
will control in the event any
provision of this Agreement
should appear to be inconsistent
with the terms of the Plan.
Notwithstanding the foregoing,
for purposes of this Agreement,
the definition of Change in
Control provided in this
Agreement shall control
regardless of any definition of
Change in Control in the Plan and
Section 15 of the Plan shall not
apply.

By accepting a grant of Options, you agree to all of the terms and conditions described in the Non-Incentive Stock Option Agreement Terms and Conditions and in the Plan. You acknowledge that you have carefully reviewed the Plan and agree that, except as provided above in the last sentence under the heading entitled “The Plan,” the Plan will control in the event any provision of the Non-Incentive Stock Option Agreement Terms and Conditions should appear to be inconsistent with the terms of the Plan.